UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2010

FLORHAM CONSULTING CORP.
(Exact name of registrant as specified in charter)

Delaware	000-52634	20-2329345
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

845 Third Avenue, 6th Floor
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 290-5290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 1.01.	Entry into a Material Definitive Agreement.

Florham Consulting Corp., a Delaware corporation (“Florham”) has entered into agreements to acquire 100% of the equity interests of Educational Training Institute, Inc. (“ETI”), Culinary Tech Center, LLC (“CTC”) and Professional Culinary Institute LLC (“PCI” and together with ETI and CTC, the “Culinary Group”); the latter two of which are licensed by the New York State Department of Education.  The Culinary Group provides vocational training in commercial cooking, catering, hotel operations and customer service. The Culinary Group is managed by Joseph Monaco and Harold Kaplan.

The Agreement and Plan of Merger

Effective May 21, 2010, Florham executed an agreement and plan of merger (the “Merger Agreement”) among Florham, ETI Acquisition Corp. (a newly formed acquisition subsidiary of Florham) (“Mergerco”), ETI and its stockholders being Messrs. Monaco, Kaplan and their wives and daughters (collectively, the “ETI Stockholders”) pursuant to which Mergerco was merged with and into ETI, with ETI as the surviving corporation of the merger (the “Merger”).  Upon consummation of the Merger, ETI will become a wholly-owned subsidiary of Florham. Under the terms of the Merger Agreement, the ETI Stockholders will receive $2.5 million of Florham common stock to be valued at the volume weighted average price (“VWAP”) of Florham’s common stock as traded on the FINRA OTC Bulletin Board or other national securities exchange for the 20 trading days immediately prior to the Closing Date.  In addition, under the Merger Agreement, the ETI Stockholders are entitled to receive contingent merger consideration in the form of $2,000,000 of additional shares of Florham common stock, based upon the Culinary Group reaching certain cumulative pre-tax income levels in each of 2010 and 2011.  The contingent merger consideration is valued based on the VWAP of Florham common stock for the 20 trading days prior to determination of the applicable pre-tax income of the Culinary Group in fiscal 2010 and 201l.  The Merger Agreement also permits the ETI Stockholders to cause Florham to repurchase for cash up to $500,000 of the contingent merger consideration in the event the 2010 or 2011 target pre-tax income levels are achieved.

The Membership Interest Purchase Agreement

Effective as of May 21, 2010, Florham also entered into a membership interest purchase agreement (the “Purchase Agreement”) with the Culinary Group and Messrs. Joseph Monaco and Harold Kaplan, the sole members of CTC and PCI.  Under the terms of the Purchase Agreement, immediately following consummation of the Merger referred to above, ETI (then a wholly-owned subsidiary of Florham) will purchase from Messrs. Monaco and Kaplan 100% of the members interests equity of each of CTC and PCI.  The purchase price for such equity interests payable at closing is $3.0 million, payable in cash in equal amounts to Messrs. Monaco and Kaplan.  The Purchase Agreement also provides that in the event the Culinary Group achieves certain target pre-tax income in 2010 or fiscal 2011, Florham is obligated to pay an additional $500,000 to the former members of CTC and PCI.  In addition, in the event that the Culinary Group is able to obtain in 2010 an additional five year agency agreement with New York State that provides minimum annual revenues of $1.5 million and $450,000 of incremental pre-tax profits in 2010, as a result of which the cumulative pre-tax income of the Culinary Group shall be greater than $2.1 million in fiscal 2010, then an additional $750,000 shall be payable in cash to the members of CTC and PCI by not later than December 31, 2011.

At closing of the transactions contemplated by the Purchase Agreement, Joseph Monaco and Harold Kaplan will enter into employment agreements with Florham expiring December 31, 2013, pursuant to which they shall serve as Executive Vice Presidents of the Company and the President and Chief Operating Officer, respectively, of the Culinary Group. Such executives shall each receive base salaries of $150,000 in 2010, increasing to $200,000 in 2011 and $250,000 in each of 2012 and 2013, and shall be entitled to discretionary bonuses, as determined by the Florham board of directors.

The closing of the transactions contemplated by the Merger Agreement and the Purchase Agreement are subject to a number of conditions including, without limitation, Florham obtaining the necessary financing to pay the cash purchase price for CTC and PCI, as well as the approval of the change of ownership of CTC and PCI by the New York State Department of Education.

No assurance can be given that the closing of these transactions will occur on the terms set forth above, if at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORHAM CONSULTING CORP.
(Registrant)

By:	/s/ Joseph J. Bianco
	Name:	Joseph J. Bianco
	Title:	Chief Executive Officer

Date: May 26, 2010

EXHIBIT INDEX

10.1
Agreement and Plan of Merger dated as of May 21, 2010 by and among Educational Training Institute, Inc., Florham Consulting Corp., ETI Acquisition Corp., and the stockholders of Educational Training Institute, Inc.

10.2
Membership Interest Purchase Agreement dated as of May 21, 2010, among Florham Consulting Corp., Culinary Tech Center LLC, Professional Culinary Institute LLC, Educational Training Institute, Inc., Joseph Monaco and Harold Kaplan.

10.3	Form of employment agreements with Joseph Monaco and Harold Kaplan